UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2023

SCIENCE 37 HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39727	84-4278203
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Park Offices Drive, Suite 3606 Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

(984) 377-3737
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Common stock, par value $0.0001 per share	SNCE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03    Material Modification to Rights of Security Holders.
The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 4, 2023, Science 37 Holdings, Inc. (the “Company”) filed a Certificate of Amendment (the “Amendment”) to its Second Amended and Restated Certificate of Incorporation (as amended to date, the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect a one-for-twenty (1-for-20) reverse stock split (the “Reverse Stock Split”) of its outstanding common stock, par value $0.0001 per share (the “Common Stock”). The Reverse Stock Split will become effective on December 8, 2023 at 12:01 a.m. Eastern Time (the “Effective Time”).

At the Company’s Special Meeting of Stockholders held on November 29, 2023, the stockholders approved a proposal to authorize a reverse stock split of the Company’s Common Stock, at a ratio within the range of 1-for-5 to 1-for-30, with such ratio to be determined in the discretion of the Company’s Board of Directors (the “Board”) . The
Board approved the Reverse Stock Split ratio on November 29, 2023.

As a result of the Reverse Stock Split, at the Effective Time, every twenty (20) shares of the Company’s outstanding pre-Reverse Stock Split Common Stock will automatically be combined into one (1) share of outstanding Common Stock. The Company’s post-Reverse Stock Split Common Stock will begin trading on The Nasdaq Stock Market LLC when the market opens on December 8, 2023 under the existing ticker symbol “SNCE” and a new CUSIP number of 808644207. The Reverse Stock Split will not change the authorized number of shares or the par value of the Common Stock or preferred stock, nor any voting rights of the Common Stock. The Reverse Stock Split will reduce the number of shares of Common Stock outstanding from approximately 119 million to approximately 6 million. Proportionate adjustments will also be made to all outstanding securities entitling their holders to purchase shares of Common Stock or acquire shares of Common Stock, including stock options, restricted stock units, and rights under the 2021 Employee Stock Purchase Plan.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive a fractional share will be entitled to receive one full share of post-Reverse Stock Split Common Stock, in lieu of receiving such fractional shares.

The Company's transfer agent, Continental Stock Transfer & Trust Company, is acting as the exchange agent for the Reverse Stock Split. Registered stockholders holding pre-split shares of the Company’s Common Stock electronically in book-entry form are not required to take any action to receive post-split shares. Stockholders owning shares via a broker, bank, trust or other nominee will have their positions automatically adjusted to reflect the Reverse Stock Split, subject to such broker’s particular processes, and will not be required to take any action in connection with the Reverse Stock Split.

The foregoing description is qualified in its entirety by the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure
On December 5, 2023, the Company issued a press release announcing that it had filed the Certificate of Amendment with the Secretary of State of the State of Delaware and other matters related to the Reverse Stock Split. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and the press release attached to this Current Report on Form 8-K as Exhibit
99.1 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01    Other Events.
The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

The Company has registration statements on Form S-3 (File Nos. 333-260828 and 333-270285) and registration statements on Form S-8 (File Nos. 333-262610, 333-266801, 333-268303 and 333-275359) on file with the Securities and Exchange Commission (the “Commission”). Commission regulations permit the Company to incorporate by reference future filings made with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offerings covered by registration statements filed on Form S-3 or Form S-8, as applicable. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Item 8.01 of this Current Report on Form 8-K is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act, the amount of undistributed shares of Common Stock deemed to be covered by the effective registration statements of the Company described above are proportionately reduced as of the Effective Time to give effect to the Reverse Stock Split.

Item 9.01    Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation filed on December 4, 2023.
99.1	Press release dated December 5, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Science 37 Holdings, Inc.

Date:	December 5, 2023	By:	/s/ Christine Pellizzari
		Name:	Christine Pellizzari
		Title:	Chief Legal and Human Resources Officer